Exhibit 99.1

TRIANGLE PETROLEUM PROVIDES FINANCIAL RESULTS AND OPERATIONAL UPDATE FOR ALL BUSINESS SEGMENTS FOR SECOND QUARTER FISCAL YEAR 2016

DENVER, Colorado, September 8, 2015 — Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) today provides an operational update and reports its second quarter fiscal year 2016 financial results for the three-month period ended July 31, 2015 (“Q2 fiscal 2016” or “Q2 FY 2016”).

Second Quarter Highlights for Fiscal Year 2016 (ended July 31, 2015)

•                  Quarterly production volumes of ~1,242 Mboe (13,500 Boepd)

•                  Consolidated cash flow from operations (before working capital changes) of $36.1 million and operating cash flow of $40.8 million

•                  Consolidated adjusted revenue of $126.7 million including $17.0 million of cash receipts from hedge settlements

•                  Consolidated adjusted-EBITDA of $44.3 million

•                  11% quarter over quarter decrease in consolidated cash general and administrative expenses

•                  $286.7 million of total liquidity as of July 31, 2015, including $45.9 million of cash on hand and available borrowing capacity on the Triangle USA Petroleum (“TUSA”) and RockPile Energy Services (“RockPile”) credit facilities

•                  TUSA generated $72.3 million of revenue in Q2 FY 2016 including $17.0 million of cash receipts from hedge settlements as compared to $77.6 million of comparable revenue in Q2 FY 2015 (-7% y/y)

•                  TUSA’s pre-hedge oil price differential declined ~36% q/q to $4.92/Bbl

•                  Spud 5 gross (4.1 net) and completed 9 gross (6.6 net) operated wells while dropping to a one-rig operated program during Q2 FY 2016

•                  Released remaining operated rig due to current depressed commodity pricing

•                  Inventory of 18 gross (16.4 net) operated wells waiting on completion as of July 31, 2015 provides flexibility to manage production and capital spend

•                  TUSA’s cash operating expenses (LOE, Gathering, Transportation and Processing, production taxes, and G&A) per unit were $19.63/Boe in Q2 FY 2016 compared to $18.55/Boe in Q1 FY 2016 (+6% q/q) and $24.26/Boe in Q2 FY 2015 (-19% y/y)

•                  RockPile generated $69.4 million of stand-alone revenue in Q2 fiscal 2016 as compared to $102.1 million in Q2 fiscal 2015 (-32% y/y)

•                  RockPile generated $7.9 million of stand-alone EBITDA during the quarter as efforts to reduce operating and input costs began to offset price concessions passed along to date

•                  Completed 48 wells in the quarter including 39 for third parties and 9 for TUSA

•                  Completed 1,811 stages (+2% q/q) representing a new quarterly record

Segment Financial Results

Q2 fiscal 2016 stand-alone revenue and Adjusted-EBITDA (reference accompanying “Reconciliation Tables” and “Use of Segment Information and Non-GAAP Measures” disclosures at end of release).

Q2 FY 2016	Revenue	y/y % Change	Adj.-EBITDA	y/y % Change
E&P	$55.3	-31%	$47.9	-11%
RockPile	$69.4	-32%	$7.9	-72%
Total	$124.7	-32%	$55.8	-33%

*Dollars in U.S. millions.

*E&P revenue does not include realized hedge settlements.

*Exploration and production operating segment (“E&P”) Adjusted-EBITDA includes all exploration and production related business lines, and does not include TPC (parent company) other revenues and expenses.

Q2 Fiscal 2016 Summary Consolidated Statement of Operations (in thousands)

	Quarter Ended July 31,
	2014	2015
Revenues
Oil, natural gas and natural gas liquids sales	$80,506	$55,263
Oilfield services(a)	61,483	54,470
Total revenues	141,989	109,733
Expenses
Lease operating expenses	6,698	11,369
Gathering, transportation and processing	3,733	6,641
Production taxes	8,677	5,449
Depreciation and amortization(a)	26,707	32,244
Impairment of oil and natural gas properties	—	206,000
Accretion of asset retirement obligations	40	90
Oilfield services(a)	43,554	46,719
Corporate and other stock-based compensation	1,337	3,167
E&P stock-based compensation	343	375
RockPile stock-based compensation	127	84
Corporate and other cash G&A expenses	2,591	5,056
E&P cash G&A expenses	4,442	933
RockPile cash G&A expenses	5,251	4,974
Total operating expenses	103,500	323,101

Operating Income (Loss)	38,489	(213,368)

Interest expense, net	(4,218)	(9,866)
Amortization of deferred loan costs	(1,167)	(731)
Gain on extinguishment of debt	—	1,156
Realized commodity derivative gains (losses)	(2,954)	17,016
Unrealized commodity derivative gains (losses)	2,033	8,033
Equity investment income (loss)	190	1,210
Gain (loss) on equity investment derivatives	(7,534)	4,516
Other income(a)	52	(1,312)
Total other income (expense)	(13,598)	20,022

Income (Loss) Before Income Taxes	24,891	(193,346)
Income tax provision (benefit)(b)	10,339	—
Net Income (Loss) Attributable to Common Stockholders	$14,552	$(193,346)

Net Income (Loss) per Common Share
Basic	$0.17	$(2.56)
Diluted(c)	$0.15	$(2.56)

Adjusted Net Income (Loss) per Common Share(d)
Basic	$0.21	$(0.01)
Diluted(c)	$0.18	$(0.01)

Weighted Average Common Shares
Basic	86,172	75,410
Diluted	103,774	75,410

(a) Includes intercompany eliminations; reference Note 3 — Segment Reporting in our Q2 fiscal year 2016 Form 10-Q for additional details

(b) The effective tax rate for the quarter ended July 31, 2014 was approximately 41.5%. Income tax provision is a non-cash expense

(c) Includes interest expense add-back of $1.0 million net of income taxes and amounts capitalized in Q2 fiscal 2015 related to outstanding convertible note

(d) Reference accompanying Reconciliation Tables and Use of Segment Information and Non-GAAP Measures at end of press release for additional detail

Q2 Fiscal 2016 Summary Consolidated Balance Sheet (in thousands)

	January 31, 2015	July 31, 2015
Assets
Cash and equivalents	$67,871	$45,870
Other current assets	241,638	151,783
Net property and equipment	1,261,006	916,589
Other noncurrent assets	84,355	95,715
Total assets	$1,654,870	$1,209,957

Liabilities and Stockholders’ Equity
Current liabilities	$271,842	$190,767
5% convertible note	135,877	139,295
TUSA credit facility	119,272	172,272
TUSA 6.75% notes due July 2022	429,500	425,889
RockPile credit facility	104,887	86,920
Other notes and mortgages payable	10,102	12,687
Other noncurrent liabilities	38,372	4,435
Total stockholders’ equity	545,018	177,692
Total liabilities and stockholders’ equity	$1,654,870	$1,209,957

Q2 Fiscal 2016 Production Volumes and Average Pre-Hedging Realized Prices

	Quarter Ended July 31,
	2014	2015
Production volumes
Crude oil (Mbbls)	837	1,015
Natural gas (MMcf)	494	751
Natural gas liquids (Mbbls)	51	102
Total barrels of oil equivalent (Mboe)	970	1,242

Average daily production volumes (Boe/d)	10,543	13,500

Average realized prices:
Crude oil ($ per Bbl)	$90.78	$51.71
Natural gas ($ per Mcf)	$5.49	$2.56
Natural gas liquids ($ per Bbl)	$35.29	$8.36
Total average realized price ($ per Boe)	$82.94	$44.50

Use of Segment Information and Non-GAAP Measures

(1)         The Company often provides financial metrics for Triangle’s segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10-K and Form 10-Q filings, but the sum of those stand-alone revenues differ from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intercompany sales (i.e. for RockPile services to Triangle’s E&P segment).

Triangle also believes that stand-alone segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to services for Triangle’s economic interests in wells operated by Triangle’s E&P segment.

(2)         Adjusted-EBITDA represents income before interest expense, income taxes, depreciation and amortization, other non-cash items, and non-recurring items. Adjusted-EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. (“GAAP”). Triangle has presented Adjusted-EBITDA by segment because it regularly reviews Adjusted-EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes Adjusted-EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest expense, income taxes, depreciation and amortization, other non-cash items, and non-recurring items which can vary significantly depending upon many factors.

The total of Adjusted-EBITDA by segment is not indicative of Triangle’s consolidated Adjusted-EBITDA, which reflects other matters such as (i) additional parent company administrative costs, (ii) intercompany eliminations, (iii) paid-in-kind interest expense on the 5% convertible note, and (iv) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber.  The Adjusted-EBITDA measures presented in the “Reconciliation Tables” may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

Triangle believes that net income before income taxes is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted-EBITDA. Net income before income taxes will be significantly affected by consolidated interest expense and full-cost pool amortization. Such amortization varies with changes in proved reserves, well costs during the year, and future plans in developing proved undeveloped reserves.

(3)         Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. Triangle presents this measure because (i) it is consistent with the manner in which the Company’s performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the Company excludes information regarding these types of items. These adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to adjusted net income (loss).

About Triangle

Triangle (NYSE MKT: TPLM) is an independent energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. For more information, visit Triangle’s website at www.trianglepetroleum.com.

Conference Call Information

As previously announced, Triangle will host a conference call Wednesday, September 9, 2015 at 8:30 AM MT (10:30 AM ET) to provide an operational update and financial results of Triangle’s Q2 fiscal 2016, followed immediately by a question and answer session. A live webcast of the conference call can be accessed by visiting the following link: https://www.webcaster4.com/Webcast/Page/1137/10181. Alternatively, interested parties may dial-in using the conference call number (888) 347-6610. International parties may dial-in using (412) 902-4292. The Company recommends dialing into the conference call at least ten minutes before the scheduled start time. A recording of the conference call will be available through September 16, 2015 at (877) 344-7529 (conference # 10071430). For international participants, the replay dial-in number is (412) 317-0088 (conference # 10071430).

Q2 Fiscal 2016 Segment Income and Elimination (in thousands)

	Exploration and Production	Oilfield Services	Corporate and Other(a)	Eliminations and Other		Consolidated Total
Revenues
Oil, natural gas and natural gas liquids sales	$55,263	$—	$—	$—		$55,263
Oilfield services for third parties	—	54,830	—	(360)		54,470
Intersegment revenues	—	14,601	—	(14,601)		—
Total Revenues	55,263	69,431	—	(14,961)		109,733

Expenses
LOE, GTP, Production Taxes and other expenses	23,459	—	—	—		23,459
Depreciation and amortization	24,617	8,718	407	(1,408)		32,334
Impairment of oil and natural gas properties	206,000	—	—	—		206,000
Cost of oilfield services	—	56,353	(1,238)	(8,396)		46,719
General and administrative	1,308	5,058	8,223	—		14,589
Total operating expenses	255,384	70,129	7,392	(9,804)		323,101

Operating Income	(200,121)	(698)	(7,392)	(5,157)		(213,368)
Other income (expense), net	18,290	(845)	3,116	(539)		20,022
Net Income (Loss) Before Income Taxes	$(181,831)	$(1,543)	$(4,276)	$(5,696	)(b)	$(193,346)

(a) Corporate and Other includes Triangle’s corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments.  Also included are results from Triangle’s investment in Caliber, including any changes in the fair value of equity investment derivatives.  Other than Caliber, these subsidiaries have limited activity

(b) $5.7 million RockPile, Caliber, and other services consolidated elimination results in a $5.7 million reduction in oil and natural gas property expenditures.

*Reference Note 3 — Segment Reporting in our Q2 fiscal year 2016 Form 10-Q for additional details

Reconciliation Tables (in thousands)

A.            Consolidated Adjusted net income per common stockholder (reference disclosure (3) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended July 31,
	2014	2015
Net Income (Loss) Attributable to Common Stockholders	$14,552	$(193,346)
Impairment of oil and natural gas properties	—	206,000
Unrealized (gain) loss on commodity derivatives	(2,033)	(8,033)
(Gain) loss on equity investment derivatives	7,534	(4,516)
Gain on extinguishment of debt	—	(1,156)
Tax adjustment(a)	(2,285)	—
Adjusted Net Income (Loss)	$17,768	$(1,051)

Adjusted Net Income (Loss) Per Common Share
Basic	$0.21	$(0.01)
Diluted(b)	$0.18	$(0.01)

Weighted Average Common Shares
Basic	86,172	75,410
Diluted	103,774	75,410

(a) Tax adjustment is calculated by applying Company’s effective tax rate of 41.5% for Q2 fiscal 2015 to pre-tax effected adjusting items

(b) Includes interest expense add-back of $1.0 million net of income taxes and amounts capitalized for Q2 fiscal 2015 related to outstanding convertible note

B.            E&P stand-alone Adjusted-EBITDA (reference disclosure (1) and (2) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended July 31,
	2014	2015
Net Income (Loss) Before Income Taxes	$26,019	$(181,831)
Depreciation and amortization	26,287	24,527
Impairment of oil and natural gas properties	—	206,000
Net interest expense	2,279	7,289
Stock-based compensation	343	375
Accretion of asset retirement obligations	40	90
Other	1,072	(530)
Unrealized commodity derivative losses (gains)	(2,033)	(8,033)
Adjusted-EBITDA	$54,007	$47,887

C.            Oilfield Services stand-alone Adjusted-EBITDA (reference disclosure (1) and (2) in “Use of Segment Information and Non-GAAP Measures”).

	Quarter Ended July 31,
	2014	2015
Net Income (Loss) Before Income Taxes	$22,453	$(1,543)
Depreciation and amortization	4,690	8,718
Stock-based compensation	127	84
Net interest expense	564	754
Other	930	(76)
Adjusted-EBITDA(c)	$28,764	$7,937

*RockPile Adjusted-EBITDA calculated per RockPile credit facility

Forward-Looking Statements Disclosure

The information presented in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company’s annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Contact

Triangle Petroleum Corporation
Joe Magner, Vice President, Capital Markets
303-260-7125
info@trianglepetroleum.com